AMENDMENT NO. 1 TO AGREEMENT

            This Amendment No. 1 (the "Amendment"), dated as of March 16, 2004, is made and entered into by and among Presidio Capital Investment Company, LLC, a Delaware limited liability company ("PCIC"), certain subsidiaries of PCIC listed on the signature pages hereto (the "PCIC Subsidiaries"), NorthStar Capital Investment Corp., a Maryland corporation ("NCIC"), Shelbourne Management LLC, a Delaware limited liability company ("Management Company"), Shelbourne Properties I, Inc., a Delaware corporation ("Shelbourne I"), Shelbourne Properties II, Inc., a Delaware corporation ("Shelbourne II"), and Shelbourne Properties III, Inc., a Delaware corporation ("Shelbourne III" and, together with Shelbourne I and Shelbourne II, the "Companies" and individually, a "Company"), Shelbourne Properties I, L.P., a Delaware limited partnership ("Shelbourne I OP"), Shelbourne Properties II, L.P., a Delaware limited partnership ("Shelbourne II OP"), Shelbourne Properties III, L.P., a Delaware limited partnership ("Shelbourne III OP", and, together with Shelbourne I OP and Shelbourne II OP, the "OPs" and, individually, an "OP") and HX Investors, L.P., a Delaware limited partnership ("HX").

                               W I T N E S S E T H

            WHEREAS, PCIC, the PCIC Subsidiaries, NCIC, Management Company, Shelbourne I, Shelbourne II, Shelbourne III, Shelbourne I OP, Shelbourne II OP, Shelbourne III OP and HX previously entered into that certain Agreement dated as of January 15, 2003 (the "Restructuring Agreement") pursuant to which, among other things, certain of the parties thereto agreed to form a joint venture to be known as Shelbourne JV LLC (the "JV") to acquire a 100% membership interest in Accotel Equity Investors, LLC;

            WHEREAS, the parties hereto desire to amend the Restructuring Agreement to, among other things, permit the distribution of all assets (other than the Advisory Agreements and the Excluded Properties) in complete redemption of all partnership and other beneficial interests in the OPs (other than the partnership interests in the OPs held by the Management Company and any New Partner) at any time from and after April 1, 2004 at the election of the OPs;

            NOW, THEREFORE, in consideration of the foregoing, and the mutual agreements herein contained, the parties agree as follows:

      1. Capitalized Terms. Capitalized terms used herein and not otherwise defined shall have the respective meanings ascribed thereto in the Restructuring Agreement.

      2. Amendments to Restructuring Agreement. The Restructuring Agreement is hereby modified and amended as follows:

            (a) Section 1(a) is hereby amended to delete the reference to
      Section 5(b).

            (b) Section 4(b)(iii), 4(b)(v) and 4(b)(viii) are hereby amended to delete all references to Section 4(f), Section 5 and any subsections of
      Section 5.

            (c) Section 4(b)(vi) is hereby deleted in its entirety.

            (d) Sections 4(d) and 4(e) are hereby amended to delete the words ", and (ii) from and after the closing of the New Transaction and the acquisition of the New Property subject to the New Indebtedness, the New Property," and by deleting "(i)" before the words "the ACCOR Property".

            (e) Section 4(f) is hereby deleted in its entirety.

            (f) Section 4(g) is hereby amended to read in its entirety as follows:

                  "As used in this Agreement: "Restricted Assets" and
            "Restricted Indebtedness", respectively, shall mean the ACCOR Property and the ACCOR Indebtedness, respectively, until the Complete Redemption by the OPs."

            (g) Section 5 is hereby deleted in its entirety with the exception of the following sentence contained in Section 5(a):

                  "As used herein the "Liquidation Period" with respect to the
            Companies means the period from January 15, 2003 through October 29, 2003."

            (h) Section 6(a)(i) is hereby amended to delete the words "except as required by Section 5(a) or as expressly permitted in Section 5(b) hereof".

            (i) Section 6(a)(iii) is hereby amended to delete the words "and the New Indebtedness".

            (j) Section 6(c) is hereby amended to delete all references to
      Section 5 and any subsections of Section 5 and to delete the words "and the New Indebtedness" in subsection 6(c)(iii).

            (k) The last sentence of Section 6(c) is hereby amended to read as follows:

                  "in the event the Manager breaches any of the covenants in the foregoing Sections 6(c)(i), (ii), (iii) or (v), the sole and exclusive remedy of the parties hereto with respect to such breach shall be the release and discharge of the OPs' obligations to make the payments to the Management Company provided in Section 9(a) hereof".

            (l) Section 11(a) of the Settlement Agreement, as amended by Section 8 of the Agreement, is hereby further amended to reduce the payment to be made by Management to HX from $1,050,000 to $1,000,000. This payment shall be made concurrently with the Complete Redemption.

            (m) Section 9(a) is deleted in its entirety and the following is inserted in lieu thereof:


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

                  "9. Complete Redemption of Partnership Common Units. (a) Each
            OP shall at all times be permitted to distribute its assets (other than the Advisory Agreements, the Excluded Properties and the assets required to be maintained by the OPs pursuant to Section 6(b) hereof) in partial redemption of all partnership and other beneficial interests in such OP (other than the partnership interests in such OP held by Management Company and any New Partner), provided that no OP shall completely redeem all partnership and other beneficial interests in such OP (other than the partnership interests held by Management Company and any New Partner) by distributing all of its remaining assets other than its Advisory Agreement and the Excluded Properties (the "Complete Redemption") prior to April 1, 2004. Notwithstanding anything herein to the contrary, each OP shall only have the right to effectuate a Complete Redemption at any time from and after April 1, 2004 provided that (i) such OP satisfies the requirements of Section 4(b)(iv) at the time of the Complete Redemption and (ii) a payment aggregating $125,000 is paid by the OPs to the Management Company at the time of the Complete Redemption. The Amended and Restated Limited Partnership Agreement of each of the OPs shall be amended to permit said distributions. The distribution of assets of the OPs in redemption of the OP interests of such partners shall not constitute a "Put Event" under Section 4(b)(i) of this Agreement.

                  Prior to the Complete Redemption (i) PCIC, NCIC and the
            Management Company agree to provide Berkshire Hathaway Credit Corporation ("BCC") with such information as BCC may reasonably require to establish that each of PCIC and NCIC is an Approved Transferee (as that term is defined in the Consent, dated as of January 8, 2003, executed by BCC with respect to the ACCOR Indebtedness), (ii) Shelbourne Management agrees to execute a certificate on behalf of the JV certifying to BCC that, following the Complete Redemption, the JV will be owned and controlled, directly and indirectly, by Approved Transferees and (iii) NCIC and PCIC agree to reaffirm, and NCIC agrees to cause NorthStar Partnership, LP to reaffirm, the Guarantees, dated as of January 15 and October 1, 2003, previously given by them to AP/RH Holdings LLC, Richard Ader, David M. Ledy, Laurie A. Hawkes, David Silvers, Jonathan M. Molin or Jack Genende (collectively, the "Beneficiaries") if requested to do so by the Beneficiaries or any of them."

            (n) Section 9(b) is hereby deleted in its entirety.

            (o) Section 9(c) is hereby amended to read as follows:

                  "(c) Provided that a Put Event shall not have occurred, upon the Complete Redemption by each OP, none of the Companies or any of their affiliates shall have any obligations whatsoever under this Agreement other than as provided in Section 9(a) and 10 hereof, which shall survive such Complete Redemption."

      3. Amendments to Limited Liability Company Agreement of the JV. The Limited Liability Company Agreement of the JV is hereby modified and amended as follows:

            (a) Sections 1.8, 1.9, 1.10, 3.3 and 4.2(b) are hereby deleted in their entirety.


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

            (b) Section 1.14 is hereby amended to read in its entirety as follows:

                  "1.14 Restructuring Agreement: That certain Agreement, dated as of January 15, 2003, as amended on March 16, 2004, among the Members, the Manager, the Special Manager and certain other entities."

            (c) Section 3.1 is hereby amended to delete the words "and, to the extent provided in Section 3.3 hereof, the Special Manager".

            (d) Section 9.4 is hereby amended to delete the words "Section 3.3 or".

            (e) Each of Shelbourne Properties I, Inc., Shelbourne Properties II, Inc. and Shelbourne Properties III, Inc. hereby resigns as Special Manager effective as of the time of the Complete Redemption (as defined in the Restructuring Agreement).

      4. Amendments to Amended Designations. The definition of the term "Agreement" in Section 2 of each Amended Designation is hereby amended to read as follows:

                  "Agreement" shall mean the Agreement, dated the date hereof as amended on March 16, 2004, by and among the Partnership, Parent, Shelbourne Management Company LLC, and certain other parties."

      5. Amendments to Amended and Restated Limited Partnership Agreement of the OPs. The Amended and Restated Limited Partnership Agreement of each of the OPs is hereby amended as provided in Exhibit A, B and C annexed hereto to reflect
(i) the admission of Shelbourne Properties GP, Inc. as a general partner of each of the OPs effective immediately prior to the Complete Redemption and (ii) the withdrawal of the current general partner of each of the OPs effective as of the time of the Complete Redemption.

      6. Miscellaneous. (a) Except as modified hereby, the Restructuring Agreement, the Limited Liability Company Agreement of the JV and the Amended Designations remain in full force and effect and the provisions thereof are hereby ratified and confirmed.

            (b) All references in the Restructuring Agreement to "this Agreement", "hereunder", "hereto" or similar references, and all references in all other documents to the Restructuring Agreement shall hereinafter be deemed references to the Restructuring Agreement as amended hereby.

            (c) Each party shall bear its own costs and expenses in connection with this Amendment and the transactions contemplated hereby.

            (d) This Amendment may be executed in one or more counterparts, and by different parties hereto in separate counterparts, each of which when so executed shall be deemed an original, but all of which together shall constitute one and the same instrument.


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

      7. Governing Law. This Amendment shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without giving effect to the principles of conflicts of law thereof.


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

            IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.


                                        PRESIDIO CAPITAL INVESTMENT
                                        COMPANY, LLC

                                        By: /s/ Steven B. Kauff
                                            ------------------------------------
                                            Steven B. Kauff
                                            Authorized Signatory


                                        SHELBOURNE MANAGEMENT LLC

                                        By: PRESIDIO CAPITAL INVESTMENT
                                            COMPANY, LLC, its Sole Member

                                        By: /s/ Steven B. Kauff
                                            ------------------------------------
                                            Steven B. Kauff
                                            Authorized Signatory


                                        SHELBOURNE PROPERTIES I, INC.

                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            Executive Vice President


                                        SHELBOURNE PROPERTIES II, INC.

                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            Executive Vice President


                                        SHELBOURNE PROPERTIES III, INC.

                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            Executive Vice President


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

                                        SHELBOURNE PROPERTIES I, L.P.

                                        By: SHELBOURNE PROPERTIES I GP, LLC.,
                                            its General Partner

                                        By: SHELBOURNE PROPERTIES I, INC.,
                                            its Sole Member

                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            Executive Vice President


                                        SHELBOURNE PROPERTIES II, L.P.

                                        By: SHELBOURNE PROPERTIES II GP, LLC.,
                                            its General Partner

                                        By: SHELBOURNE PROPERTIES II, INC.,
                                            its Sole Member

                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            Executive Vice President


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

                                        SHELBOURNE PROPERTIES III, L.P.

                                        By: SHELBOURNE PROPERTIES III GP, INC.,
                                            its General Partner

                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            Executive Vice President


                                        MILLENNIUM FUNDING I LLC

                                        By: PRESIDIO CAPITAL INVESTMENT
                                            COMPANY, LLC, its Sole Member

                                        By: /s/ Steven B. Kauff
                                            ------------------------------------
                                            Steven B. Kauff
                                            Authorized Signatory


                                        MILLENNIUM FUNDING II LLC

                                        By: PRESIDIO CAPITAL INVESTMENT
                                            COMPANY, LLC, its Sole Member

                                        By: /s/ Steven B. Kauff
                                            ------------------------------------
                                            Steven B. Kauff
                                            Authorized Signatory


                                        MILLENNIUM FUNDING III LLC

                                        By: PRESIDIO CAPITAL INVESTMENT
                                            COMPANY, LLC, its Sole Member

                                        By: /s/ Steven B. Kauff
                                            ------------------------------------
                                            Steven B. Kauff
                                            Authorized Signatory


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

                                        MILLENNIUM FUNDING IV LLC

                                        By: PRESIDIO CAPITAL INVESTMENT
                                            COMPANY, LLC, its Sole Member

                                        By: /s/ Steven B. Kauff
                                            ------------------------------------
                                            Steven B. Kauff
                                            Authorized Signatory


                                        NORTHSTAR CAPITAL INVESTMENT CORP.

                                        By: /s/ Steven B. Kauff
                                            ------------------------------------
                                            Steven B. Kauff
                                            Authorized Signatory


                                        HX INVESTORS L.P.

                                        By: EXETER CAPITAL CORPORATION, its
                                            general partner

                                        By: /s/ Peter Braverman
                                            ------------------------------------
                                            Peter Braverman
                                            Executive Vice President


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